PRO FORMA FINANCIAL INFORMATION

     The following tables set forth unaudited pro forma financial information for the Company as of March 31, 1997 and for the three months ended March 31, 1997 and the year ended December 31, 1996 after giving effect to: (i) the acquisition of office properties and land that have been consummated since the beginning of the periods presented and the acquisition of other office properties and land that the Company expects to consummate in the near future;
(ii) the Company's sales of common and preferred stock during 1996, the sale of common stock in January 1997 (the "January Common Stock Offering"), and the sale of common stock in April 1997 (the "April Common Stock Offering"); (iii) the Company's sale of senior unsecured notes (the "June Debt Offering"); (iv) the anticipated sale of Series B Cumulative Redeemable Preferred Shares (the "August Preferred Stock offering"); and (v) the repayment of amounts outstanding under the Company's line of credit.

     The unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the following transactions occurred on March 31, 1997: (i) the acquisition of office properties and land that have been consummated since March 31, 1997, and the acquisition of other office properties and land that the Company expects to consummate in the near future; (ii) the sale of common stock in the April Common Stock Offering; (iii) the June Debt Offering; (iv) the August Preferred Stock Offering; and (v) the repayment of amounts outstanding under the Company's line of credit. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 1997 and the year ended December 31, 1996 are presented as if the following transactions had been consummated as of the beginning of periods presented: (i) the acquisition of office properties and land that have been consummated since the beginning of 1996 and the acquisition of other office properties and land that the Company expects to consummate in the near future; (ii) the sales of common and preferred stock during 1996, the sale of common stock in the January Offering and the sale of common stock in the April Common Stock Offering; (iii) the June Debt Offering;
(iv) the August Preferred Stock Offering; and (v) the repayment of amounts outstanding under the Company's line of credit.

     In management's opinion, all material adjustments necessary to reflect the transactions described above are presented in the pro forma adjustments columns, which are further described in the notes to the unaudited pro forma financial information.

     The unaudited Pro Forma Condensed Consolidated Balance Sheet and the unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with the Consolidated Financial Statements of the Company and Notes thereto. The unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position of the Company would have been at March 31, 1997, had the aforementioned transactions occurred on such date, nor does it purport to represent the future financial position of the Company. The unaudited Pro Forma Condensed Consolidated Statements of Operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming the aforementioned transactions had been consummated as of the beginning of the respective periods, nor does it purport to represent the results of operations for future periods.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 (In thousands)





                                                                      At March 31, 1997 (Unaudited)
                                      -------------------------------------------------------------------------------------
                                                                          Pro Forma Adjustments
                                                      ---------------------------------------------------------------------
                                                        Acquired           Probable         April Common        June Debt
                                      Historical (A)  Properties (B)    Acquisitions (C)   Stock Offering (D)  Offering (E)
                                      --------------  --------------   -----------------   ------------------  ------------
     ASSETS
Rental property, net                     $1,538,536     $300,857 (1)     $ 73,100 (4)         $     --           $      --
Development property                         91,663       68,859 (1)       61,986 (4)               --                  --
Restricted and unrestricted cash             35,197           --               --                   --                  --
Other assets                                 91,920       (1,767)(1)(2)    (1,585)(4)(5)            --               3,057
                                         ----------     --------         --------            ---------           ---------
      Total assets                       $1,757,316     $367,949         $133,501             $     --           $   3,057
                                         ==========     ========         ========            =========           =========

     LIABILITIES
Mortgages and notes payable              $  735,060     $351,472 (2)     $133,501 (5)        $(208,115)          $(271,943)
Senior unsecured notes                           --           --               --                   --           $ 275,000
Other liabilities                            51,447        3,654 (2)           --                   --
                                         ----------     --------         --------            ---------            ---------
   Total liabilities                        786,507      355,126          133,501             (208,115)              3,057

Minority interest                            54,797       12,823 (3)           --                   --                  --

   STOCKHOLDERS' EQUITY
Preferred stock                                  17           --               --                   --                  --
Common stock                                    487           --               --                   82                  --
Additional paid-in capital                  974,662           --               --              208,033                  --
Dividends paid in excess of earnings        (59,154)          --               --                   --                  --
                                         ----------     --------         --------            ---------            --------
   Total stockholders' equity               916,012           --               --              208,115                  --
                                         ----------     --------         --------            ---------            --------
   Total liabilities and
     stockholders' equity                $1,757,316     $367,949         $133,501            $      --            $  3,057
                                         ==========     ========         ========            =========            ========


                                      At March 31, 1997 (Unaudited)
                                    --------------------------------
                                    Pro Forma Adjustments
                                    ---------------------
                                    August Preferred        Pro Forma
                                    Stock Offering (F)     Consolidated
                                    ------------------     ------------
Rental property, net                 $     --              $1,912,493
Development property                       --                 222,508
Restricted and unrestricted cash           --                  35,197
Other assets                               --                  91,625
                                     ---------             ----------
      Total assets                   $     --              $2,261,823
                                     =========             ==========

     LIABILITIES
Mortgages and notes payable          $(144,875)            $  595,100
Senior unsecured notes                      --                275,000
Other liabilities                           --                 55,101
                                     ---------             ----------
   Total liabilities                  (144,875)               925,201

Minority interest                           --                 67,620

   STOCKHOLDERS' EQUITY
Preferred stock                             60                     77
Common stock                                --                    569
Additional paid-in capital             144,815              1,327,510
Dividends paid in excess of earnings        --                (59,154)
                                     ---------              ----------
   Total stockholders' equity          144,875              1,269,002
                                     ---------              ----------
   Total liabilities and
     stockholders' equity             $     --             $2,261,823
                                     =========              ==========

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                                  BALANCE SHEET

                                 March 31, 1997
                                   (Unaudited)

Adjustments (dollars in thousands):
(A) Reflects the Company's historical condensed consolidated balance sheet as of March 31, 1997.

(B) Reflects the following pro forma adjustments related to the acquired properties:
      (1) total acquisition costs of $370,294 ($7,389 related to 2400 Lake Park Drive, $4,251 related to 680 Engineering Drive; $50,246 related to Embassy Row, $21,745 related to Toll Hill East and West, $6,650 related to MOPAC at Breaker land, $9,852 related to Foster City Technology Center, $15,120 related to the 150 River Oaks, $12,000 related to Peninsula Corporate Center land, $5,811 related to Peninsula Executive Center land, $14,601 related to Willow Creek Corporate Center, $6,163 related to Westlake Corporate Center, $926 related to RadiSys Corporate Headquarters land, $28,180 related to Sorenson Research Park, $7,563 related to Highland Park, $5,105 related to Eastgate Technology Park, $1,987 related to Tollway Plaza I land, $22,796 related to Oakmead West, $14,402 related to Bannockburn IV, $3,757 related to Tollway Plaza II & III, $16,200 related to Von Karman, $8,376 related to Summit Oaks, $18,776 related to Draper Park North, $34,114 related to Canyon Park, $25,258 related to San Mateo II and III, $885 related to Panorama III land, $5,200 related to Two Mission Park, $15,137 related to 3571 North First Street, and $7,804 related to the Lightspan Building);
      (2) the assumption of existing debt of $4,523 related to Sorenson Research Park and $12,932 related to Draper Park North, the assumption of other liabilities totaling $3,654, the use of the Company's purchase deposits of $2,345 (net of other assets acquired of $578) and draws on the Company's line of credit of $334,017; and
      (3) the issuance of 435,400 units in connection with the acquisition Sorenson Research Park.

(C) Reflects the following pro forma adjustments related to the anticipated effects of probable property acquisitions:
      (4) total acquisition costs of $135,086 ($39,000 related to CM Capital, $2,019 related to Preston Ridge, $8,117 related to Reston Crossing land, $22,284 related to Valley Technology Centre land, $34,100 related to Panattoni, $9,800 related to Rosewood, $17,400 related to Watkins-Johnson, and $2,366 related to Draper Park North land); and
      (5) the use of the Company's purchase deposits of $1,585 and draws on the Company's line of credit of $133,501.

(D) Reflects the sale of 8,214,285 shares of common stock to the underwriter and Security Capital USRealty at a net price of $208,115, after deduction of transaction costs of $544.

      The Company used all of the proceeds to pay down amounts outstanding under its line of credit.

(E) Reflects the issuance of $275,000 of senior unsecured notes. The Company used all of the proceeds (net of deferred financing costs incurred of $2,250 and discount on issuance of senior unsecured notes of $807) to pay down amounts outstanding under its line of credit.

(F) Reflects the expected sale of 6,000,000 shares of Series B Cumulative Redeemable Preferred Stock at a net price of $144,875, after deduction of transaction costs $400. For pro forma purposes, the Company assumes that all of the proceeds will be used to pay down amounts outstanding under its line of credit.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In thousands, except per share data)


                                                   For the three months ended March 31, 1997 (Unaudited)
                                   ----------------------------------------------------------------------------------
                                                                      Pro Forma Adjustments
                                                   ------------------------------------------------------------------
                                                                                          January           April
                                                  Acquired             Probable         Common Stock     Common Stock
                                  Historical(A)  Properties(B)      Acquisitions(C)      Offering(D)     Offering(E)
                                  -------------  -------------      -------------       ------------     ------------

Real estate operating revenue:
     Rental revenue               $      66,289         14,609(1)   $         2,629(6)  $         --     $         --
     Real estate service income           4,178             --                   --               --               --
                                  -------------  -------------      ---------------     ------------     ------------
         Total revenues                  70,467         14,609                2,629               --               --
                                  -------------  -------------      ---------------     ------------     ------------

Real estate operating expenses:
     Property operating expenses         23,643          4,119(4)               549(8)            --               --
     Interest expense                    11,257          6,336(2)             1,288(9)          (823)          (3,819)
     General and administrative           5,156             --                   --               --               --
     Depreciation and amortization       15,916          2,723(3)               424(7)            --               --
                                  -------------  -------------      ---------------     ------------     ------------
         Total operating expenses        55,972         13,178                2,261             (823)          (3,819)
                                  -------------  -------------      ---------------     ------------     ------------

         Real estate operating           14,495          1,431                  368              823            3,819
            income
     Other operating income
            (expense), net                  481             --                   --               --               --
                                  -------------  -------------      ---------------     ------------     ------------

     Income before minority
            interest                     14,976          1,431                  368              823            3,819

Minority interest                        (1,717)          (324)(5)              (2)(10)          --               --
                                  -------------  -------------      ---------------     ------------     ------------

     Income from continuing       $      13,259  $       1,107      $           366     $        823     $      3,819
            operations            =============  =============      ===============     ============     ============

Earnings from continuing
     operations per common share  $        0.26
                                  =============


                                         For the three months ended March 31, 1997
                                                        (Unaudited)
                                   --------------------------------------------------
                                         Pro Forma  Adjustments
                                   ---------------------------------
                                     June Debt      August Preferred       Pro Forma
                                     Offering(F)    Stock Offering(G)     Consolidated
                                     -----------    -----------------    -------------

Real estate operating revenue:
     Rental revenue                 $         --     $         --        $      83,527
     Real estate service income               --               --                4,178
                                    ------------     ------------        -------------
         Total revenues                       --               --               87,705
                                    ------------     ------------        -------------

Real estate operating expenses:
     Property operating expenses              --               --               28,311
     Interest expense                         79           (2,658)              11,660
     General and administrative               --               --                5,156
     Depreciation and amortization            --               --               19,063
                                    ------------     ------------        -------------
         Total operating expenses             79           (2,658)              64,190
                                    ------------     ------------        -------------

         Real estate operating
            income                           (79)           2,658               23,515
     Other operating income
            (expense), net                    --               --                  481
                                    ------------     ------------        -------------

     Income before minority
            interest                         (79)           2,658               23,996
                                    ------------     ------------        -------------
Minority interest                            --                --               (2,043)
                                    ------------     ------------        -------------

     Income from continuing         $        (79)    $      2,658        $      21,953
            operations              ============     ============        =============

Earnings from continuing
     operations per common share                                         $        0.31(H)
                                                                         =============




                                                          For the year ended December 31, 1996 (Unaudited)
                                         -------------------------------------------------------------------------------
                                                                         Pro Forma Adjustments
                                                     -------------------------------------------------------------------
                                                                                   January
                                                                                   Common
                                                       Acquired       Probable      Stock     April Common     June Debt
                                         Historical   Properties    Acquisitions   Offering  Stock Offering    Offering
                                            (A)          (B)            (C)          (D)          (E)            (F)
                                         ----------  -----------    ------------   --------  --------------   ----------
Real estate operating revenue:
    Rental revenue                       $154,165    $134,236 (1)     $ 9,283 (6)  $   --       $   --          $ --
    Real estate service income             12,512         --              --           --           --            --
                                         --------    --------         -------      --------     -------         -----
         Total revenues                   166,677     134,236           9,283          --           --            --
                                         --------    --------         -------       -------     -------         -----
Real estate operating expenses:
    Property operating expenses            51,927      46,575 (4)       2,416 (8)      --           --            --
    Interest expense                       31,630      53,266 (2)       5,364 (9)   (10,200)    (15,609)           (3)
    General and administrative             15,228         --              --           --           --            --
    Depreciation and amortization          38,264      29,720 (3)       1,696 (7)      --           --            --
                                         --------    --------         -------      --------     -------         -----
         Total operating expenses         137,049     129,561           9,476       (10,200)    (15,609)           (3)
                                         --------    --------         -------      --------     -------         -----
         Real estate operating income      29,628       4,675            (193)       10,200      15,609             3

    Other operating income (expense), net     (94)          8 (1)         --           --           --            --
                                         --------    --------         -------      --------     -------         -----
    Income before minority interest        29,534       4,683            (193)       10,200      15,609             3
                                         --------    --------         -------      --------     -------         -----
Minority interest                          (4,732)     (1,030)(5)         (3) (10)     --           --            --
                                         --------    --------         -------      --------     -------         -----
    Income from continuing operations    $ 24,802    $  3,653         $  (196)      $10,200     $15,609         $   3
                                         ========    ========         =======       =======     =======         =====
Earnings from continuing operations
  per common share                       $   0.90
                                         ========



                               For the year ended December 31, 1996 (Unaudited)
                               ------------------------------------------------
                                      Pro Forma Adjustments
                               ----------------------------
                                          August Preferred
                                           Stock Offering      Pro Forma
                                                 (G)          Consolidated
                                          ----------------    ------------
Real estate operating revenue:
    Rental revenue                         $      --          $297,684
    Real estate service income                    --            12,512
                                           ----------          -------
         Total revenues                           --           310,196
                                           ----------          -------
Real estate operating expenses:
    Property operating expenses                   --           100,918
    Interest expense                          (10,866)          53,582
    General and administrative                    --            15,228
    Depreciation and amortization                  --           69,680
                                           ----------          -------
         Total operating expenses             (10,866)         239,408
                                           ----------          -------
         Real estate operating income          10,866           70,788

    Other operating income (expense), net         --               (86)
                                           ----------          -------
    Income before minority interest            10,866           70,702
                                           ----------          -------
Minority interest                                 --            (5,765)
                                           ----------          -------
    Income from continuing operations      $   10,866          $64,937
                                           ==========          =======
Earnings from continuing operations
  per common share                                             $  0.86 (H)
                                                               =======

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
             NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF
                                   OPERATIONS
 For the Three Months Ended March 31, 1997 and the Year Ended December 31, 1996
                                   (Unaudited)

Adjustments (dollars in thousands):
(A) Reflects the Company's historical condensed consolidated statements of operations for the three months ended March 31, 1997 and the year ended December 31, 1996.

(B) Pro forma adjustments for the purchases of the acquired properties reflect:
      (1)   the historical operating activity of the properties acquired;
      (2) the additional interest expense on the line of credit ($7,756 of interest costs net of $2,562 capitalized for the three months ended March 31, 1997 and $48,340 of interest costs net of $8,433 capitalized in 1996) and interest expense on debt assumed in certain acquisitions ($1,142 for the three months ended March 31, 1997 and $13,359 in 1996);
      (3) the depreciation expense for the acquisitions based on the new accounting basis for the rental property;
      (4) the historical operating activity of the properties acquired reduced by the elimination of management fee expenses that are no longer incurred by the Company upon purchase of the properties; and
      (5)   the minority interest share of earnings.

(C)   Pro forma adjustments for the probable property acquisitions reflect:
      (6)   the historical operating activity of the properties to be acquired;
      (7)   the depreciation expense for the probable acquisitions based on the new accounting basis for the rental property to be acquired;
      (8)   the historical operating activity of the rental properties to be acquired reduced by the elimination of management fee expenses that will not be incurred by the Company upon purchase of the properties;
      (9) the additional interest expense on the line of credit ($2,450 of interest costs net of $1,162 capitalized for the three months ended March 31, 1997 and $10,013 of interest costs net of $4,649 capitalized in 1996); and
      (10)  the minority interest share of earnings.

(D) Pro forma adjustment reflects the reduction in interest expense associated with the pay down of amounts outstanding under the line of credit with the proceeds from the January Offering of common stock.

(E) Pro forma adjustment reflects the reduction in interest expense associated with the pay down of amounts outstanding under the line of credit with the proceeds from the April Offering of common stock.

(F) Pro forma adjustment reflects the increase in interest expense of $79 for the three months ended March 31, 1997 and the decrease in interest expense of $3 for 1996, which includes the amortization of deferred financing costs of $94 for the three months ended March 31, 1997 and $373 for 1996, associated with the pay down of amounts outstanding under the line of credit with the proceeds from the issuance of $275 million of senior unsecured notes.

(G) Pro forma adjustment reflects the reduction in interest expense associated with the pay down of amounts outstanding under the line of credit with the proceeds from the anticipated August Offering of preferred stock.

(H) Based upon 57,169,359 and 56,931,340 pro forma shares of common stock outstanding on a weighted average basis during the three months ended March 31, 1997 and the year ended December 31, 1996, respectively.